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                                            WFMBS MORTGAGE LOAN POOL

                                       20-YEAR THROUGH 30-YEAR FIXED RATE

                                            NON-RELOCATION MORTGAGES

                                              WFMBS SERIES 2002-09

                                            POOL PROFILE (4/19/2002)

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                                                                -------------------------       -------------------------
                                                                          BID                          TOLERANCE
                                                                -------------------------       -------------------------
      AGGREGATE PRINCIPAL BALANCE                                           $400,000,000                      (+/- 5.00%)

      MORTGAGE LOAN CUTOFF DATE                                                 1-May-02
      INTEREST RATE RANGE                                                6.250% - 8.875%
      GROSS WAC                                                                    6.95%                (+5 bps/ -5 Bps%)
      WEIGHTED AVERAGE SERVICE FEE                                                25 bps
      MASTER SERVICING FEE                                                       1.7 bps
      WAM (in months)                                                                357                    (+/- 2 month)

      WALTV                                                                          65%                    (maximum +5%)

      CALIFORNIA %                                                                   50%                    (maximum 50%)
      SINGLE LARGEST ZIP CODE CONCENTRATION                                           3%                    (maximum +3%)

      AVERAGE LOAN BALANCE                                                      $473,000               (maximum $490,000)
      LARGEST INDIVIDUAL LOAN BALANCE                                         $1,500,000             (maximum $1,500,000)

      CASH-OUT REFINANCE %                                                           25%                   (maximum  +5%)

      PRIMARY RESIDENCE %                                                            95%                    (minimum -5%)

      SINGLE-FAMILY DETACHED %                                                       94%                    (minimum -5%)

      FULL DOCUMENTATION %                                                           90%                    (minimum -5%)

      UNINSURED > 80% LTV %                                                           1%                    (maximum +1%)





                          THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                                 SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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      (1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                                                  WFMBS MORTGAGE LOAN POOL
                                             20-YEAR THROUGH 30-YEAR FIXED RATE
                                                  NON-RELOCATION MORTGAGES
                                                    WFMBS SERIES 2002-09
                                                  POOL PROFILE (4/19/2002)
                                                    PRICING INFORMATION

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

RATING AGENCIES                                            TBD by Wells Fargo

PASS THRU RATE                                                          6.50%    or   6.25%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                                    0.30%    or   0.06%

PRICING DATE                                                              TBA

FINAL STRUCTURE DUE DATE                                            10-May-02                9:00 AM

SETTLEMENT DATE                                                     30-May-02

ASSUMED SUB LEVELS                                                        AAA          2.850%
                                                                           AA            TBA
                                                                            A            TBA
                                                                          BBB            TBA
                                                                           BB            TBA
                                                                            B            TBA

                                                       Note:  AAA Class will be rated by two rating agencies.
                                                       AA through B Classes will be rated by one rating agency.


WFASC SECURITIZATION PROGRAM CHANGE BEGINNING WITH DEALS CLOSING IN APRIL 2002 AS FOLLOWS:
     1)  WELLS FARGO BANK MINNESOTA, N.A. WILL REPLACE FIRST UNION BANK AS CUSTODIAN ONLY.

WFASC SECURITIZATION PROGRAM CHANGES BEGINNING WITH DEALS CLOSING IN JANUARY 2002 AS FOLLOWS:
     1) ALL SPECIAL HAZARD, BANKRUPTCY & FRAUD LOSSES WILL BE ALLOCATED AS REGULAR REALIZED LOSSES.
     2) CURTAILMENT INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.
     3) SOLDIERS & SAILORS INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.

* SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.
  ------------------------------------------------------------------------------------------------------

* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.
  ----------------------------------------------

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2002-09. THE PRINCIPAL ONLY CERTIFICATE CREATED BY THE DISCOUNT MORTGAGE
LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.

WFMBS CONTACTS                                         Brad Davis (301) 846-8009
                                                       Lori Maller (301) 846-8185
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                                                      WFASC DENOMINATION POLICY
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
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TYPE AND DESCRIPTION OF CERTIFICATES                                           MINIMUM           PHYSICAL          BOOK ENTRY
                                                                            DENOMINATION       CERTIFICATES       CERTIFICATES
                                                                               (1)(4)
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
CLASS A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex           $25,000           Allowed            Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                             $100,000           Allowed            Allowed

Inverse Floater, PO, Subclasses of the Class A that provide credit            $100,000           Standard         Upon Request
protection to the Class A, Complex multi-component certificates

Notional and Nominal Face IO                                                     (2)             Standard         Upon Request

Residual Certificates                                                            (3)             Required         Not Allowed

All other types of Class A Certificates                                          (5)               (5)                (5)



CLASS B (Investment Grade)                                                    $100,000           Allowed            Allowed

CLASS B (Non-Investment Grade)                                                $250,000           Required         Not Allowed
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(1)  WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)  100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)  Underwriter must obtain WFASC's approval.
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